UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 31, 2009

Williams Pipeline Partners L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33917	26-0834035
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Williams Center, Tulsa, Oklahoma		74172-0172
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	918-573-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Effective January 1, 2009, Williams Pipeline GP LLC (the "General Partner"), our general partner, adopted Statement of Financial Accounting Standards No. 160, "Noncontrolling Interests in Consolidated Financial Statements — an amendment of Accounting Research Bulletin No. 51" ("SFAS No. 160"). Our General Partner has revised certain historical financial information previously included in Exhibit 99.1 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, to reflect the retrospective presentation and disclosure requirements of SFAS No. 160. Noncontrolling interests in consolidated subsidiaries (previously referred to as minority interests) are now presented in the consolidated balance sheet as a separate component of equity.

The following items of our Form 10-K have been revised due to the General Partner’s adoption of SFAS No. 160, to the extent applicable, and are filed as exhibits to this Current Report on Form 8-K:

Exhibit 23.1 Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP

Exhibit 99.1 Williams Pipeline GP LLC, Consolidated Balance Sheet, December 31, 2008

The revised items of the Form 10-K described above have been updated for the retrospective presentation and disclosure requirements of SFAS No. 160. While Exhibit 99.1 to this Current Report reflects the item described above, it has not been updated to reflect any other events occurring after February 27, 2009 (the date of the 2008 Form 10-K). This Current Report on Form 8-K should be read in conjunction with our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2009 and June 30, 2009, and other Current Reports on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) None
(b) None
(c) None
(d) Exhibits

Exhibits

23.1 - Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP

99.1 - Williams Pipeline GP LLC, Consolidated Balance Sheet, December 31, 2008

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Williams Pipeline Partners L.P.
(Registrant)

By: Williams Pipeline GP LLC,

its General Partner

By: /s/ Ted T. Timmermans
Ted T. Timmermans,
Chief Accounting Officer

Date: August 31, 2009

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Exhibit Index

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP
99.1	Williams Pipeline GP LLC, Consolidated Balance Sheet, December 31, 2008